UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the recor

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

TIAA-CREF FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

730 Third Avenue New York, NY 10017-3206

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders of the Nuveen Core Equity Fund (the “Fund”)

[•], 2026

Although it is recommended that you read the complete Proxy Statement, for your convenience, a brief overview of the proposal to be voted on is provided below.

Q. Why am I receiving this Proxy Statement?

A. At a meeting held on December 11, 2025, the Board of Trustees of the Fund (the “Board”), following the recommendation of Teachers Advisors, LLC, the Fund’s investment adviser (the “Adviser”), unanimously approved reclassifying the diversification status of the Fund from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction, subject to the approval of Fund shareholders (the “Proposal”). You are receiving the enclosed Proxy Statement in connection with a special shareholder meeting (the “Meeting”) of the Fund to vote on the approval of the Proposal.

The Board unanimously recommends that you vote FOR the Proposal.

Your vote is very important. You are encouraged as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, the Fund may not be able to hold the Meeting or the vote on the Proposal, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q. Why am I being asked to approve changing the Fund’s diversification status?

A. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is currently classified as “diversified.” As a diversified fund, the Fund is limited as to the amount of assets it may invest in the securities of any single issuer. The 1940 Act requires shareholders to approve a change in a fund’s classification from “diversified” to “non-diversified.” If shareholders approve changing the Fund’s classification from diversified to non-diversified, the Fund would be permitted to invest a larger portion of its assets in a smaller number of issuers, as described in greater detail in the Proxy Statement.

The Adviser believes that changing the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s investment team with increased flexibility to better implement the Fund’s investment strategy while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the S&P 500® Index (the “Index”), has become more concentrated in certain issuers due to the market appreciation of a handful of companies, including NVIDIA Corporation, Apple Inc., Microsoft Corporation, Alphabet Inc., Amazon.com, Inc., Broadcom Inc. and Meta Platforms, Inc., commonly referred to as the “Magnificent Seven.” Certain of

i

these Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. As a diversified fund, the Fund is not able to invest in these large Index constituents in similar proportions as the Index.

While the Fund is not an index fund, it does select securities from the Index’s universe and its performance is measured against the Index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes.

Q. Whom do I call if I have questions?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Computershare Fund Services, the Fund’s proxy solicitor, at [1-866-510-7650] with your proxy materials.

Q. How do I vote my shares?

A. You may vote at the Meeting, by mail, by telephone or over the Internet:

•	To vote at the Meeting, please follow the instructions below for attending the Meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q. How can I attend the Meeting?

A. The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on [•], 2026, or if you hold a valid proxy for the Meeting. Shareholders will not be able to attend the Meeting in person.

You will be able to attend the Meeting and submit your questions online during the Meeting by visiting [•]. You also will be able to attend the meeting and vote your shares online by webcast. To attend and participate in the Meeting, you will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online Meeting will begin promptly at [•], Eastern Time on [•], 2026. You are encouraged to access the Meeting prior to the start time leaving ample time for the check-in process. Please follow the access instructions as outlined herein.

ii

Q. How do I register to attend the Meeting virtually on the Internet?

A. If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and e-mail address to [shareholdermeetings@computershare.com]. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than [5:00 p.m., Eastern Time], three business days prior to the Meeting.

You will receive a confirmation of your registration by e-mail after your registration materials are received.

Requests for registration should be directed to us by e-mailing an image of your legal proxy to [shareholdermeetings@computershare.com].

Q. Will anyone contact me?

A. You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

The Adviser recognizes the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q. How does the Board suggest that I vote?

A. The Board unanimously recommends that shareholders vote FOR the Proposal.

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730 Third Avenue New York, NY 10017-3206

Nuveen Core Equity Fund

Important notice regarding availability of proxy materials for the Special Meeting of Shareholders to be held on [•], 2026. The Proxy Statement for this meeting is available at: [•].

Notice of Special Meeting — [•], 2026

To the Shareholders of the Nuveen Core Equity Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of TIAA-CREF Funds, on behalf of its series Nuveen Core Equity Fund (the “Fund”), will be held on [•], 2026, at [•], Eastern Time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:

The purpose of the Meeting is:

1.

To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees has set [•], 2026 as the record date for determining the number of votes entitled to be cast. You may vote at the Meeting only if you were a Shareholder with voting rights as of the Record Date.

By order of the Board of Trustees,

Rachael Zufall

Secretary

All shareholders are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Shareholders of record as of the close of business on [•], 2026 are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A.

730 Third Avenue New York, NY 10017-3206

Nuveen Core Equity Fund

Proxy Statement for Special Meeting to be held on [•], 2026

This Proxy Statement is furnished in connection with the solicitation by the board of trustees (the “Board” and each trustee a “Board Member” and collectively, the “Board Members”) of TIAA-CREF Funds (the “Trust”), on behalf of its series Nuveen Core Equity Fund (the “Fund”), of proxies to be voted at the Special Meeting of Shareholders to be held on [•], 2026, at [•], Eastern Time (the “Meeting”), and at any and all adjournments, postponements or delays thereof. This Proxy Statement is first being mailed to shareholders on or about [•], 2026.

The purpose of this Meeting is:

1.

To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.

At this time, the Board does not know of any other matters being presented at the Meeting or any adjournments or postponements thereof.

How do I vote?

Shareholders of record as of the close of business on [•], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

You can vote in any one of three ways:

1.	By logging on to the Internet site shown on your proxy card and following the on-screen instructions;

2.	By marking, signing and mailing the proxy card in the envelope provided; or

3.	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions.

If you vote by Internet or telephone, please do not mail your proxy card.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person.

Shareholders will be able to attend the Meeting online and submit your questions during the Meeting by visiting [•]. Shareholders also will be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, shareholders will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A or this Proxy Statement.

Can I cancel or change my vote?

You can cancel or change your vote at any time up until [•], Eastern Time on [•], 2026. You can do this by simply voting again—by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call. Cancelled or changed votes (other than votes cast in person (virtually) at the Meeting) must be received by the [•], Eastern Time [•], 2026 deadline.

How does a proxy work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the Meeting. If you sign and return the proxy card, but do not specifically instruct the agents otherwise, they will vote FOR the change in the Fund’s classification under the 1940 Act and the elimination of the related fundamental investment restriction. At this time, the Board does not know of any other matters being presented at the Meeting. If other matters are brought before the Meeting, the proxy agents will vote the proxies using their own best judgment in their discretion, as allowed by the proxy. All proxies solicited by the Board that are properly executed and received by the Corporate Secretary prior to the Meeting, and are not cancelled, will be voted at the Meeting.

Who may vote; How many votes do I get?

Those persons who were shareholders of record as of the Record Date will be entitled to one vote for each dollar of net asset value they own. Fractional votes will be counted. As of the close of business on [•], there were [•] Class A shares, [•] Class I shares, [•] Premier Class shares, [•] Class R6 shares, [•] Retirement Class shares and [•] Class W shares of the Fund outstanding. We will count votes expressed to two decimal points.

Certain funds within the Nuveen Fund complex (the “Fund of Funds”) invest in the Fund. Shares of the Fund held by a Fund of Funds are expected to be voted by the Fund of Funds in the same proportion as the vote of other shareholders of the Fund (sometimes referred to as “echo” voting).

[As of the Record Date, the Board Members and officers of the Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.]

How many votes are needed for a quorum and how do votes count?

A quorum of shareholders is required to take action at the Meeting. Ten percent of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person (virtually) at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the single matter presented at the Meeting is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under New York Stock Exchange rules, the Fund does not expect there to be any broker non-votes at the Meeting.

For purposes of determining the approval of the proposal, abstentions will have the same effect as votes against the proposal. The vote required for the proposal is set forth under the description of the proposal below.

Proposal: Change of diversification status and elimination of fundamental investment policy

Currently, the Fund is classified as a “diversified” fund for purposes of Section 5(b) of the 1940 Act and has adopted a related fundamental investment restriction. As a result, the Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Fund may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. “government securities” (as defined in the 1940 Act), securities of other investment companies, or cash and cash items (including receivables).

Subject to approval of the Fund’s shareholders, following the recommendation of the Fund’s investment adviser, Teachers Advisors, LLC (the “Adviser”), the Board has approved a change to the Fund’s classification under the 1940 Act to a “non-diversified” company and a change to the Fund’s related fundamental investment restriction. This fundamental investment restriction, which may only be changed with shareholder approval, currently provides that the Fund, as a fundamental policy, may not “with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.” If shareholders approve changing the Fund’s classification from diversified to non-diversified (the “Proposal”), the fundamental investment restriction will be eliminated with respect to the Fund.

No material changes to the Fund’s investment strategy are expected if shareholders of the Fund approve the Proposal.

The Adviser believes that changing the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio managers increased flexibility to better implement the Fund’s investment strategy while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the S&P 500® Index (the “Index”), has become more concentrated in certain issuers due to the market appreciation of a handful of companies, including NVIDIA Corporation, Apple Inc., Microsoft Corporation, Alphabet Inc., Amazon.com, Inc., Broadcom Inc. and Meta Platforms, Inc., commonly referred to as the “Magnificent Seven.” Certain of these Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. As a diversified fund, the Fund currently is not able to invest in these large Index constituents in similar proportions as the Index. While the Fund is not an index fund, it does select securities from the Index’s universe and its performance is measured against the Index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes.

If shareholders of the Fund approve the Proposal, the Fund may be subject to additional investment risks. As a “non-diversified” fund, the Fund would be permitted to invest a greater percentage of its assets in fewer issuers than a “diversified” fund. As a result, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. To the extent that such issuers operate in the same or similar industry or sectors, the Fund may be more susceptible to a single economic, business, political or regulatory occurrence. Accordingly, if shareholders of the Fund approve the Proposal, the Fund could be subject to greater risk than it currently is subject to as a “diversified” fund.

Even if shareholders of the Fund approve the Proposal, the Fund intends to continue to comply with federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status. As a result, at times, the Fund may not take advantage of the greater flexibility afforded a non-diversified fund. However, if following implementation of the Proposal, the Adviser were to continuously operate the Fund as diversified for three years, the Fund will once again become a diversified fund and 1940 Act provisions will require the Adviser to again seek shareholder approval to reserve the freedom of action to operate the Fund as non-diversified.

At a meeting held on December 11, 2025, the Board considered the recommendations of the Adviser to change the Fund’s classification to non-diversified and to eliminate the Fund’s related fundamental investment restriction. The Board considered all relevant factors, including the potential impact on the Fund and its risk profile and the estimated costs associated with seeking shareholder approval of the proposed change for the Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund’s classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction.

The Board recommends that you vote FOR the Proposal.

Approval of the Proposal

A quorum of shareholders is required to take action at the Meeting. Ten percent of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum at the Meeting. If a quorum is present at the Meeting, then the Proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person (virtually) or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the Proposal, abstentions will have the same effect as shares voted against the Proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the single matter presented at the Meeting is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under New York Stock Exchange rules, the Fund does not expect there to be any broker non-votes at the Meeting.

If approved by shareholders of the Fund, the change in diversification status and removal of the fundamental investment restriction will become effective when the Fund’s Prospectus and Statement of Additional Information are revised or supplemented to reflect the approval of the Proposal. If the Proposal is not approved by the Fund’s shareholders, the Fund will remain diversified and the current fundamental investment policy will remain in effect and the portfolio managers will continue to manage the Fund pursuant to its applicable investment policies, parameters and restrictions in light of prevailing market and economic conditions.

The Proposal is being made in coordination with a similar proposal for the Nuveen Life Core Equity Fund, a series of TIAA-CREF Life Funds, which is also being submitted to its shareholders and variable contract owners in a separate proxy statement. Because the Fund and the Nuveen Life Core Equity Fund are managed pursuant to the same strategy and portfolio management team, the outcome of the Nuveen Life Core Equity Fund’s shareholder vote may be considered in determining whether and when to implement the Proposal; however, approval of the Nuveen Life Core Equity Fund’s corresponding proposal is not a condition to implementation of the Proposal, and the Proposal may proceed independently if the Adviser determines, in its business judgment and consistent with applicable law, that doing so is in the best interests of the applicable fund and its shareholders and variable contract owners.

Additional Information

Attending the Meeting

The Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. Shareholders are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting [•]. You also will be able to vote your shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online Meeting will begin promptly at [•], Eastern Time on [•], 2026. You are encouraged to access the Meeting prior to the start time leaving ample time for the check in.

To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and e-mail address to [shareholdermeetings@computershare.com]. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than [5:00 p.m., Eastern Time], three business days prior to the Meeting date.

You will receive a confirmation of your registration by e-mail after your registration materials are received.

Requests for registration should be directed to us by e-mailing an image of your legal proxy to [shareholdermeetings@computershare.com].

Principal Shareholders

The persons who held of record more than 5% of any class of shares of the Fund, as of [•], are set forth in Appendix A. To the knowledge of the Fund, as of [•], no shareholder owned, beneficially or of record, more than 5% of any class of shares of the Fund, except as provided in Appendix A.

Information about the Fund’s Adviser, Administrator and Distributor

The Adviser and Administrator

Teachers Advisors, LLC, the Fund’s investment adviser and administrator, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser is located at 730 Third Avenue, NY, NY 10017. The Adviser is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of [•], Nuveen managed approximately $[•] trillion in assets, of which approximately $[•] billion was managed by the Adviser.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Fund’s shares. The Distributor is a subsidiary of Nuveen and TIAA.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606.

The letter should indicate that you are a Fund shareholder and note the Fund that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Proposals for action at future Shareholder Meetings

Any proposals of persons with voting rights to be included in the proxy statement for the Trust’s next special meeting must be received by the Trust within a reasonable period of time prior to the meeting. The Trust is not required to and does not typically hold meetings of shareholders. There are no current plans to hold another special meeting in 2026.

Expenses of proxy solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be allocated to the Fund. These expenses are estimated to be approximately $[•]. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies. An estimated cost of $[•] plus reasonable expenses is expected for services provided by Computershare Fund Services.

Shareholder reports

If you would like to see the most recent semi-annual and annual reports and Form N-CSR for the Fund, you can visit the Fund’s website at www.nuveen.com/prospectus. You can also call 800-257-8787 or write to the Fund at P.O. Box 1259, Charlotte, NC 28201. These reports are furnished to shareholders without charge.

Please note that only one annual report, semi-annual report, proxy statement or notice of Internet availability of proxy materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report, proxy statement, or notice of Internet availability of proxy materials, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

General

The Adviser does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject the Fund to additional expense. The persons named in the enclosed proxy may also move for and approve an adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Any meeting of shareholders may be postponed prior to the meeting by the Board and will be communicated by announcement to the shareholders.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Rachael Zufall

Secretary

[•], 2026

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [•], 2026

The Fund’s proxy statement is available at [•]. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

730 Third Avenue New York, NY 10017-3206

Appendix A

List of holders of more than 5% of any Class of Shares in the Fund

As of [•], the following record owners of the Fund and each class thereof held the share amounts and corresponding percentages indicated below, which were owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Class Name and address of owner	Percentage of ownership	Number of shares owned

1

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:
SCAN The QR code or visit www.proxy-direct.com to vote your shares
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope
VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/[●] on [●] [●] at [●] Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing

NUVEEN CORE EQUITY FUND a series of TIAA-CREF Funds SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], [●]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Core Equity Fund (the “Fund”), a series of TIAA-CREF Funds (the “Trust”) revoking previous proxies, hereby appoints Rachael Zufall, John M. McCann and Jeremy D. Franklin, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following website: meetnow.global/[●], on [●] at [●] Eastern Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The votes entitled to be cast by the undersigned will be cast as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NCE_34903_121625

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Core Equity Fund,

Special Meeting of Shareholders to be held on [●], [●].

The Proxy Statement and the Proxy Card for this Meeting are available at

https://www.proxy-direct.com/tia-34903

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal The Board of Trustees recommends a vote FOR the Proposal.

		FOR	AGAINST	ABSTAIN
1.

To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.

		☐	☐	☐

2.	To address any other business that may properly come before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	NCE 34903	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:
SCAN The QR code or visit www.proxy-direct.com to vote your shares
CALL 1-866-298-8476 Follow the recorded instructions available 24 hours
MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope
VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/[●] on [●] [●] at [●] Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing

NUVEEN CORE EQUITY FUND a series of TIAA-CREF Funds SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], [●]

[INSURANCE COMPANY NAME DROP-IN]

This Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of Nuveen Core Equity Fund (the “Fund”), a series of TIAA-CREF Funds (the “Trust”) for which it is the record or beneficial owner on your behalf, to represent me and cast my vote at the Nuveen Core Equity Fund Special Meeting of Shareholders to be held virtually at the following website: meetnow.global/[●], on [●] at [●] Eastern Time and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made the shares attributable to your account will be voted FOR the proposal. Shares of the Fund for which no voting instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

NCE_34903_121625_VI

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Core Equity Fund,

Special Meeting of Shareholders to be held on [●], [●].

The Proxy Statement and the Voting Instruction Card for this Meeting are available at

https://www.proxy-direct.com/tia-34903

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

Please detach at perforation before mailing.

The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal The Board of Trustees recommends a vote FOR the Proposal.

		FOR	AGAINST	ABSTAIN
1.

To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.

		☐	☐	☐

2.	To address any other business that may properly come before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	NCE 2 34903	xxxxxxxx